Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended June 30, 2021

OMAHA, Neb.--(BUSINESS WIRE)--July 19, 2021--AMCON Distributing Company (“AMCON”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company, is pleased to announce fully diluted earnings per share of $6.48 on net income available to common shareholders of $3.7 million for its third fiscal quarter ended June 30, 2021.

“We are pleased with our results for the third fiscal quarter. Our Management Team and Associates’ central focus is on delivering a consistent level of high quality service to our customers in this challenging economic environment,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. Mr. Atayan further noted, “AMCON continues to seek out acquisition opportunities for Convenience and Food Service Distributors who want to align with our growing platform and customer centric management philosophy.”

The wholesale distribution segment reported revenues of $426.6 million and operating income of $6.3 million for the third quarter of fiscal 2021. The retail health food segment reported revenues of $11.7 million and operating income of $0.6 million for the third quarter of fiscal 2021.

“Ongoing supply chain disruptions at consumer packaged goods companies have impacted product availability across all markets including the convenience distribution industry in which our Company operates. Additionally, the United States is experiencing an acute workforce shortage which has created a hyper-competitive wage environment which has impacted the Company’s operations. Our customer base continues to grow geographically and AMCON is deploying the capital and human resources necessary to support our customers’ growth in a collaborative fashion,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Mr. Plummer further noted, “We are actively searching for facilities in, and adjacent to, the geographic markets we serve.”

Charles J. Schmaderer, AMCON’s Chief Financial Officer said, “AMCON is pleased with the progress of our strategic investment in Team Sledd, LLC. In addition, AMCON ended the quarter with $71.4 million of shareholders’ equity and we continue to diligently focus on maintaining high levels of liquidity in our business to support operations and our growth initiatives.”

AMCON’s Healthy Edge Retail Group plays an important role in the health and wellness of the communities it serves. Throughout the pandemic, our management team has worked diligently to offer a continuous and safe shopping experience for customers. Our long term relationship with the organic/natural products vendor community has enabled our stores to meet the demands of our customers for total wellness solutions. Our strategy is to offer a broad selection of the highest quality organic and natural merchandise available supported by a high degree of customer service not found at other big box retailers within our industry.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and chilled foods, and health and beauty care products with locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Tennessee. AMCON also operates twenty (20) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods www.akins.com in its Midwest market, and Chamberlin's Natural Foods www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries Condensed Consolidated Balance Sheets June 30, 2021 and September 30, 2020

	June	September
	2021	2020
	(Unaudited)
ASSETS
Current assets:
Cash	$699,895	$661,195
Accounts receivable, less allowance for doubtful accounts of $0.9 million at June 2021 and September 2020	36,526,770	34,278,429
Inventories, net	95,640,441	98,971,773
Prepaid and other current assets	5,769,066	2,091,645
Total current assets	138,636,172	136,003,042

Property and equipment, net	16,425,171	17,497,274
Operating lease right-of-use assets, net	17,148,745	18,936,126
Note receivable	3,500,000	3,500,000
Goodwill	4,436,950	4,436,950
Other intangible assets, net	500,000	500,000
Equity method investment	7,784,753	6,744,095
Other assets	349,139	383,786
Total assets	$188,780,930	$188,001,273

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,788,839	$22,108,299
Accrued expenses	11,169,530	8,306,160
Accrued wages, salaries and bonuses	3,839,072	4,761,020
Income taxes payable	495,860	567,408
Current operating lease liabilities	5,503,940	5,607,098
Current maturities of long-term debt	555,832	516,850
Total current liabilities	46,353,073	41,866,835

Credit facility	51,491,984	61,971,682
Deferred income tax liability, net	1,585,882	1,806,575
Long-term operating lease liabilities	12,000,823	14,028,606
Long-term debt, less current maturities	5,196,596	2,608,794
Other long-term liabilities	757,387	927,241

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 551,369 shares outstanding at June 2021 and 537,715 shares outstanding at September 2020	8,834	8,697
Additional paid-in capital	24,943,292	24,282,058
Retained earnings	77,310,346	71,362,334
Treasury stock at cost	(30,867,287)	(30,861,549)
Total shareholders’ equity	71,395,185	64,791,540
Total liabilities and shareholders’ equity	$188,780,930	$188,001,273

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Operations for the three and nine months ended June 30, 2021 and 2020

	For the three months ended June		For the nine months ended June
	2021	2020	2021	2020
Sales (including excise taxes of $104.9 million and $103.6 million, and $297.4 million and $285.1 million, respectively)	$438,313,030	$396,854,324	$1,221,571,294	$1,094,841,943
Cost of sales	412,771,324	375,202,044	1,149,594,823	1,031,651,499
Gross profit	25,541,706	21,652,280	71,976,471	63,190,444
Selling, general and administrative expenses	20,501,117	18,377,641	58,123,100	55,843,266
Depreciation	741,180	801,683	2,295,390	2,318,045
	21,242,297	19,179,324	60,418,490	58,161,311
Operating income	4,299,409	2,472,956	11,557,981	5,029,133

Other expense (income):
Interest expense	329,929	461,581	1,016,902	1,321,267
Other (income), net	(43,437)	(42,525)	(169,525)	(79,222)
	286,492	419,056	847,377	1,242,045
Income from operations before income taxes	4,012,917	2,053,900	10,710,604	3,787,088
Income tax expense	1,076,000	586,000	2,916,000	1,168,000
Equity method investment earnings, net of tax	754,293	111,666	1,403,124	111,666
Net income available to common shareholders	$3,691,210	$1,579,566	$9,197,728	$2,730,754

Basic earnings per share available to common shareholders	$6.69	$2.79	$16.71	$4.84
Diluted earnings per share available to common shareholders	$6.48	$2.77	$16.37	$4.79

Basic weighted average shares outstanding	551,369	565,483	550,276	564,578
Diluted weighted average shares outstanding	569,481	569,902	561,940	569,873

Dividends declared and paid per common share	$0.18	$0.18	$5.54	$0.82

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Shareholders’ Equity for the three and nine months ended June 30, 2021 and 2020

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED JUNE 2020
Balance, April 1, 2020	869,367	$8,692	(303,841)	$(28,863,654)	$24,224,145	$67,184,900	$62,554,083
Dividends on common stock, $0.18 per share	—	—	—	—	—	(107,091)	(107,091)
Compensation expense and issuance of stock in connection with equity-based awards	500	5	—	—	26,728	—	26,733
Repurchase of common stock	—	—	(1,148)	(68,725)	—	—	(68,725)
Net income	—	—	—	—	—	1,579,566	1,579,566
Balance, June 30, 2020	869,867	$8,697	(304,989)	$(28,932,379)	$24,250,873	$68,657,375	$63,984,566

THREE MONTHS ENDED JUNE 2021
Balance, April 1, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,917,765	$73,724,722	$67,784,034
Dividends on common stock, $0.18 per share	—	—	—	—	—	(105,586)	(105,586)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	25,527	—	25,527
Repurchase of common stock	—	—	—	—	—	—	—
Net income	—	—	—	—	—	3,691,210	3,691,210
Balance, June 30, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,943,292	$77,310,346	$71,395,185
					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
NINE MONTHS ENDED JUNE 2020
Balance, October 1, 2019	856,039	$8,561	(303,425)	$(28,831,855)	$23,165,639	$66,414,397	$60,756,742
Dividends on common stock, $0.82 per share	—	—	—	—	—	(487,776)	(487,776)
Compensation expense and issuance of stock in connection with equity-based awards	13,828	136	—	—	1,085,234	—	1,085,370
Repurchase of common stock	—	—	(1,564)	(100,524)	—	—	(100,524)
Net income	—	—	—	—	—	2,730,754	2,730,754
Balance, June 30, 2020	869,867	$8,697	(304,989)	$(28,932,379)	$24,250,873	$68,657,375	$63,984,566

NINE MONTHS ENDED JUNE 2021
Balance, October 1, 2020	869,867	$8,697	(332,152)	$(30,861,549)	$24,282,058	$71,362,334	$64,791,540
Dividends on common stock, $5.54 per share	—	—	—	—	—	(3,249,716)	(3,249,716)
Compensation expense and issuance of stock in connection with equity-based awards	13,722	137	—	—	661,234	—	661,371
Repurchase of common stock	—	—	(68)	(5,738)	—	—	(5,738)
Net income	—	—	—	—	—	9,197,728	9,197,728
Balance, June 30, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,943,292	$77,310,346	$71,395,185

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Cash Flows for the nine months ended June 30, 2021 and 2020

	June	June
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,197,728	$2,730,754
Adjustments to reconcile net income from operations to net cash flows from (used in) operating activities:
Depreciation	2,295,390	2,318,045
Equity method investment earnings, net of tax	(1,403,124)	(111,666)
(Gain) loss on sales of property and equipment	(8,057)	17,042
Equity-based compensation	1,819,272	765,704
Deferred income taxes	(220,693)	(2,862)
Provision for losses on doubtful accounts	86,000	349,000
Inventory allowance	238,148	182,218
Changes in assets and liabilities:
Accounts receivable	(2,334,341)	(9,309,422)
Inventories	3,093,184	20,152,080
Prepaid and other current assets	(3,677,421)	(373,414)
Equity method investment distributions	828,466	—
Other assets	34,647	(126,364)
Accounts payable	2,680,540	2,040,386
Accrued expenses and accrued wages, salaries and bonuses	804,983	(1,424,472)
Other long-term liabilities	(169,854)	125,744
Income taxes payable and receivable	(537,548)	794,027
Net cash flows from (used in) operating activities	12,727,320	18,126,800

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,254,958)	(2,901,134)
Proceeds from sales of property and equipment	39,728	16,600
Investment in equity method investee	—	(6,500,000)
Issuance of note receivable	—	(3,500,000)
Net cash flows from (used in) investing activities	(1,215,230)	(12,884,534)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facility	1,217,375,073	1,083,878,207
Repayments under revolving credit facility	(1,227,854,771)	(1,087,870,919)
Proceeds from borrowings on long-term debt	3,000,000	—
Principal payments on long-term debt	(373,216)	(397,936)
Proceeds from exercise of stock options	—	25,750
Repurchase of common stock	(5,738)	(100,524)
Dividends on common stock	(3,249,716)	(487,776)
Settlement and withholdings of equity-based awards	(365,022)	(30,208)
Net cash flows from (used in) financing activities	(11,473,390)	(4,983,406)
Net change in cash	38,700	258,860
Cash, beginning of period	661,195	337,704
Cash, end of period	$699,895	$596,564

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,031,457	$1,387,381
Cash paid during the period for income taxes	3,667,036	376,835

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$—	$100,424
Issuance of common stock in connection with the vesting and exercise of equity-based awards	949,812	990,653

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727